OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                     Supplement dated April 27, 1999 to the
                       Prospectus dated December 22, 1998

This Supplement to the Prospectus replaces the Supplement dated January 7, 1999 and changes the Prospectus as follows:

1. The heading in the third table on page 7 is hereby revised to read as follows:

         If shares are not redeemed:

2. The first and second sentences of the subsection entitled "Dividends" on page 30 are revised to read as follows:

         The Fund intends to declare dividends separately for each class of shares from net investment income annually and to pay dividends to shareholders in December on a date selected by the Board of Directors.





















April 27, 1999                                                PS0700.020